DREXEL HAMILTON MUTUAL FUNDS

SUPPLEMENT DATED AUGUST 30, 2012 TO
PROSPECTUS DATED NOVEMBER 16, 2011 AND
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 16, 2011

Supplement dated August 30, 2012 to the Prospectus dated November 16, 2011, as amended through the date hereof, and the Statement of Additional Information dated November 16, 2011, as amended through the date hereof, of Drexel Hamilton Mutual Funds (the "Trust") offering Institutional Class Shares of Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund, Drexel Hamilton 8IP Asia Pacific Equity Fund and Drexel Hamilton FOUR European Equity Fund.

IMPORTANT INFORMATION REGARDING
DREXEL HAMILTON 8IP ASIA PACIFIC EQUITY FUND AND
DREXEL HAMILTON FOUR EUROPEAN EQUITY FUND

On August 29, 2012, the Board of Trustees of the Trust, based upon the recommendation of Drexel Hamilton Investment Partners, LLC ("DHIP"), the investment adviser for each of Drexel Hamilton 8IP Asia Pacific Equity Fund and Drexel Hamilton FOUR European Equity Fund (each, a "Fund"), has determined to liquidate and terminate each Fund.  Due to redemptions and each Fund's inability to attract sufficient assets to maintain a competitive operating structure, DHIP informed the Board that each Fund could not continue its business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Fund.  Each Fund will be closed to new investments as of the close of regular trading on the New York Stock Exchange (the "NYSE") on or about September 4, 2012.  As of that date, each Fund's sub-adviser will be begin to convert the Fund's assets to cash, and each Fund will no longer pursue its investment objective.  Each Fund will be liquidated on or about September 13, 2012 (the "Liquidation Date").

As of the close of regular trading on the NYSE on or about September 4, 2012, shareholders will not be permitted to purchase additional shares of each Fund, and the exchange privileges of each Fund will be suspended.  Any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive cash and securities representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date.

For more information, please contact the Funds at (855) 298-4236.

* * * * * * *

Please retain this Supplement with the Prospectus and SAI.